UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Lihua International, Inc.

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Lihua International, Inc.
Houxiang Five-Star Industry District
Danyang City, Jiangsu Province, People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 6, 2010

To the Stockholders of Lihua International, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Lihua International, Inc. (the “Company”) will be held on June 6, 2010 at Houxiang Five-Star Industry District, Danyang City, Jiangsu Province, People’s Republic of China, at 10:00 a.m., local time. The meeting is called for the following purposes:

1.	To elect a board of five directors;
2.	To ratify the appointment of AGCA, Inc. as the independent auditors of the Company for the fiscal year ending December 31, 2010; and
3.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on April 19, 2010 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s offices during the 10-day period preceding the meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the board of directors to sign, date and return the enclosed proxy card promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience. You may obtain directions to the meeting by calling our offices at +86 511-86317399. This Proxy Statement, a form of proxy and our most recent Annual Report are available to view online at the following internet address: http://www.lihuaintl.com.

By Order of the Board of Directors,

/s/ Jianhua Zhu

Jianhua Zhu
Chairman and Chief Executive Officer

Dated: May 4, 2010

Lihua International, Inc.

Houxiang Five-Star Industry District
Danyang City, Jiangsu Province, People’s Republic of China

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Lihua International, Inc. (the “Company,” “Lihua,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders to be held on June 6, 2010 at Houxiang Five-Star Industry District, Danyang City, Jiangsu Province, People’s Republic of China, at 10:00 a.m., local time. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above address.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted for the election of the nominees set forth under the caption “Election of Directors” and for ratification of the appointment of AGCA, Inc. as the Company’s independent auditors.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed to the Company’s stockholders is May 4, 2010.

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

VOTING SECURITIES

Only holders of shares of our common stock, $0.0001 par value per share (the “Common Stock”), of record at the close of business on April 19, 2010 are entitled to vote at the meeting. As of the close of business on April 19, 2010, there were outstanding and entitled to vote 29,143,432 shares of Common Stock. For purposes of voting at the meeting, each share is entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of our directors. Please note that this year the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of AGCA, Inc., independent certified public accountants, as our independent auditors.

Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for any individual may result in another individual’s receiving a larger proportion of votes. Abstaining from voting on the ratification of the appointment of AGCA, Inc. as our independent auditors is equivalent to a vote against the proposal, but broker non-votes do not affect the outcomes of the votes on such proposals. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

VOTING

If you are a stockholder of record, you may vote in person at the annual meeting. We will give you a ballot when you arrive. If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card or vote by proxy on the Internet. The procedures for voting by proxy are as follows:

•	To vote by proxy on the Internet, go https://secure.corporatestock.com/vote.php to complete an electronic proxy card.
•	To vote by proxy using the enclosed proxy card (only if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 12:00 p.m. Eastern Time on June 5, 2010 to be counted.

If you are not a stockholder of record, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth as of April 19, 2010, the record date, the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company’s Common Stock; (ii) each director; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. As of April 19, 2010, we had 29,143,432 shares of Common Stock issued and outstanding.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated. Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed below is c/o Lihua Holdings Limited, Houxiang Five-Star Industry District, Danyang City, Jiangsu Province, PRC 212312, China.

All share ownership figures include shares of our Common Stock issuable upon securities convertible or exchangeable into shares of our Common Stock within sixty (60) days of April 19, 2010 which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Outstanding Shares of Common Stock(2)(3)
Magnify Wealth Enterprises Limited(4)(5)(6)	13,750,000	47.18%
CMHJ Technology Fund II, L.P.(7)	2,728,807	9.36%
Yang “Roy” Yu(5)	225,000	*
Jianhua Zhu(6)	13,750,000	47.18%
Yaying Wang(8)	6,187,500	21.23%
Robert C. Bruce(9)(10)	30,000	*
Jonathan P. Serbin(10)	20,000	*
Siu Ki “Kelvin” Lau(11)	10,000	*
All Directors and Executive Officers, as a group (6 persons)	14,035,000	48.02%

*	Less than one percent
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities anticipated to be exercisable or convertible at or within 60 days of the date hereof, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are anticipated to be beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.
(2)	Based upon 29,143,432 shares of Common Stock issued and outstanding.
(3)	In determining the percent of Common Stock beneficially owned on April 19, 2010, (a) the numerator is the number of shares of Common Stock beneficially owned (including shares that the stockholder has the right to acquire within 60 days of April 19, 2010), and (b) the denominator is the sum of (i) the 29,143,432 shares outstanding on April 19, 2010, and (ii) the number of shares of Common Stock which such stockholder has the right to acquire within 60 days of April 19, 2010.
(4)	The address of Magnify Wealth is Quastisky Building, P.O. Box 4389, Road Town, Tortola, British Virgin Islands. As the sole director of Magnify Wealth, Mr. Zhu, our CEO and President has sole voting and investment power over the shares.
(5)	Magnify Wealth received 14,025,000 shares of Common Stock pursuant to a share exchange in which we acquired 100% of the ownership of Ally Profit Investments Limited on October 31, 2008 (the “Share Exchange”). Pursuant to a contractual arrangement between Magnify Wealth and Mr. Yu, Mr. Yu is entitled to receive up to 450,000 of the shares of our common stock issued to Magnify Wealth in the Share Exchange. 112,500 of such shares were transferred to Mr. Yu immediately upon consummation of the Share Exchange. 112,500 of such shares were released from escrow to Mr. Yu on October 31, 2009, the first anniversary of the consummation of the Share Exchange. The remaining 225,000 shares remain in an escrow account and shall be released to Mr. Yu in two equal installments of 112,500 shares issuable on the second and third anniversary of the consummation of the Share Exchange. Mr. Yu will not become the record or beneficial owner of the shares placed in escrow until such time as the shares are released to him from Escrow. Accordingly, Mr. Yu will not have the right to vote or receive dividends on such shares.
(6)	Includes 13,750,000 shares owned by Magnify Wealth, of which Mr. Zhu, as the sole director of Magnify Wealth, has sole voting and investment power over the shares. Of the 13,750,000 shares of Common Stock owned by Magnify Wealth, Mr. Zhu is deemed to be the beneficial owner of 6,187,500 shares as a result of the vesting of 50% of Mr. Zhu’s Option Shares, equal to 1,500 shares of Magnify Wealth, or 45.0% of Magnify Wealth’s equity ownership. Mr. Zhu disclaims beneficial ownership over the remaining 7,562,500 shares owned by Magnify Wealth.

Pursuant to a Share Transfer Agreement, as amended, dated March 7, 2009, with Mr. Fu Ho Chu, a 50% stockholder of Magify Wealth, Mr. Zhu has the option to purchase all of the Option Shares at a price of $1.00 per share, pursuant to the attainment of certain performance targets set forth in the agreement. As of April 19, 2010, 50% of the 3,000 shares underlying the option granted to Mr. Zhu by Magnify Wealth have vested, representing 1,500 ordinary shares of Magnify Wealth; however, Mr. Zhu has not exercised such Option Shares. Pursuant to a March 7, 2009 amendment to the Share Transfer Agreement, Mr. Zhu has the right to exercise the remaining 50% of the Option Shares vesting and becoming exercisable on February 14, 2011.

On October 22, 2008, Mr. Chu and Europe EDC, each entered into subscription agreements for the purchase of 632 shares and 32 shares, respectively, in Magnify Wealth at a nominal price of US$1.00 per share. Pursuant to these subscription agreements, Magnify Wealth will issue the shares in tranches commencing February 14, 2009, 2010, and 2011, of 25%, 25% and 50% of the shares, respectively. The date of issuance of the shares is the same date that Mr. Zhu’s Option Shares vest and become exercisable, however, there are no conditions precedent to the issuance of these shares to Mr. Chu and Europe EDC.

(7)	Consists of 2,228,807 shares of Common Stock and Series A Warrants to purchase up to 500,000 shares of Common Stock. CMHJ Partners L.P., a Cayman Islands limited partnership (“CMHJ Partners”) and the general partners of CMHJ Technology Fund II, L.P. (the “Fund”), and CMHJ Partners Ltd., a Cayman Islands limited liability company (“CMHJ”) and the general partner of CMHJ Partners, share voting and investment power with the Fund with respect to the shares beneficially owned by the Fund. CMHJ Partners and CMHJ may each be deemed to beneficially own the shares of Common Stock held by the Fund. CMHJ Partners and CMHJ each disclaims beneficial ownership of such shares. The address for CMHJ is Suite 803, Lippo Plaza 222 Huai Hai Zhong Road Shanghai 200021, PRC
(8)	As Mr. Zhu’s wife, Ms. Wang is deemed to be the beneficial owner of 6,187,500 shares of Common Stock as a result of the vesting of 50% of Mr. Zhu’s Option Shares, equal to 1,500 shares of Magnify Wealth, or 45.0% of Magnify Wealth’s equity ownership. Ms. Wang disclaims beneficial ownership over the remaining 7,562,500 shares owned by Magnify Wealth over which Mr. Zhu has sole voting and investment power.
(9)	Includes 2,000 shares of Common Stock held by Mr. Bruce’s wife.
(10)	Includes 20,000 shares of the Common Stock underlying an option.
(11)	Reflects 20,000 shares of Common Stock underlying an option.

Nominees of the Board of Directors

The Board of Directors has nominated the persons identified below for election as directors, to serve until the next annual meeting and their successors have been elected and qualified. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intent to vote for any substitute whom the Board nominates. The following table sets forth information about our directors nominees as of April 19, 2010.

Name	Age	Position	Company Director Since	Other Public Company Directorships Held in Last Five Years
Jianhua Zhu	48	Chief Executive Officer, President and Director	October 31, 2008	None.
Yaying Wang	47	Chief Operating Officer, Secretary and Director	October 31, 2008	None.
Robert C. Bruce*	47	Independent Director	April 14, 2009	ImmuCell Corporation (NASDAQ: ICCC) and China North East Petroleum Holdings Ltd. (NYSE Amex: NEP)
Jonathan P. Serbin*	40	Independent Director	April 14, 2009	Geos Communications (OTCBB: GCMI)
Kelvin Lau*	47	Independent Director	October 20, 2009	None.

*	Indicates member of Audit, Nominating and Corporate Governance Committee and Compensation Committee

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the meeting, five directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of Jianhua Zhu, Yaying Wang, Robert C. Bruce, Jonathan P. Serbin, and Kelvin Lau, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. In the event that any of the nominees should become unable or unwilling to serve as a director, however, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

Our directors are appointed for a one-year term to hold office until the next annual meeting of our stockholders or until they resign or are removed from office in accordance with our bylaws. Set forth below are the respective principal occupations or brief employment histories of the five nominees and the periods during which each has served as a director of the Company, as well as for our named executive officers and certain significant employees.

Director Nominees

Jianhua Zhu, President and Chief Executive Officer of the Company and the Chairman of the Board of Directors. Mr Zhu has served as a director of the Company since October 31, 2008. Mr. Zhu has over 20 years of experience in China’s copper industry. From Lihua Electron’s inception in October 1999 and from Lihua Copper’s inception in September 2007 until June 60, 2008, Mr. Zhu served as the sole member of the board of directors. Mr. Zhu currently serves as the Executive Director of Lihua Electron and Lihua Copper. In addition to overall management of the Company, Mr. Zhu is responsible for corporate and product development and governmental regulations. As our founder and CEO, we believe that Mr. Zhu’s extensive experience in the copper industry provides him with significant insights into our business which make him qualified to be the Chairman of our Board of Directors.

Yaying Wang, Chief Operating Officer and a member of the Board of Directors. Mr. Wang has served as a director of the Company, Secretary and COO since October 31, 2008. Mr. Wang has over 20 years of experience in China’s copper industry. Ms. Wang has strong technical knowledge of copper and extensive industry relationships. In addition to her responsibilities as COO, Ms. Wang is responsible for the Sales and Production Departments. We believe that Ms. Wang’s extensive experience in the copper industry provides her with significant insights into our business which are needed by our Board of Directors.

Robert C. Bruce, Independent Director. Mr. Bruce has served as a director of the Company since April 14, 2009. Mr. Bruce is President of Oakmont Advisory Group, LLC, a financial management consulting firm located in Portland, Maine. Prior to founding Oakmont Advisory Group, from 1999 through 2004, Mr. Bruce served as Chief Operating Officer, Treasurer and Director for Enterix Inc., a privately-held, venture-funded medical device and laboratory services company that was purchased by Quest Diagnostics. He also previously served as Chief Financial Officer for Advantage Business Services (1997 to 1998), a privately-held national payroll processing and tax filing business that was subsequently acquired by PayChex. Mr. Bruce serves as a member of the board of directors of ImmuCell Corporation (NASDAQ: ICCC) and China North East Petroleum Holdings Ltd. (NYSE Amex: NEP). Mr. Bruce received his MBA from the Yale School of Management, and a Bachelor of Arts degree from Princeton University. We believe that Mr. Bruce’s experience as a director of two other public companies and has extensive finance experience provides him with a unique and valuable perspective from which he helps advise the Board of Directors.

Jonathan P. Serbin, Independent Director. Mr. Serbin has served as a director of the Company since April 14, 2009. He is current the Chief Executive Officer of D Mobile, Inc., a seller of mobile content in China. Prior to D Mobile, Inc., Mr. Serbin was Chief Financial Officer at EBT Mobile from July 2004 through December 2007. He was also previously the Chief Financial Officer of Hana Biosciences, a biotech development company from January 2004 through July 2004. Mr. Serbin holds a B.A. from Washington University, St. Louis, a J.D. from Boston University and an MBA from Columbia University. We believe that

Mr. Serbin’s significant experience in senior management, extensive finance experience and familiarity with working in China provides him with a unique and valuable perspective from which he helps advise the Board of Directors.

Siu Ki “Kelvin” Lau, Independent Director. Mr. Lau has served as an independent member of our Board of Directors since October 20, 2009. Mr. Lau has more than 20 years of experience in investment banking and the finance industry. Mr. Lau is currently Managing Director of Capital Markets & Corporate Finance at Mizuho Securities Asia Limited, a Japanese investment bank and securities company, where he leads the structuring and execution of equity and equity-linked capital market transactions and financial advisory activities for Greater China. From May 1997 through mid-November 2008, he worked in the Hong Kong investment banking units of Singapore based DBS Banking group, where he was Managing Director since April 2002 and supervised the origination, structuring and execution of equity capital markets and corporate finance transactions in North Asia. He was Director at the investment banking unit of Credit Agricole Indoseuz during March 1993 and May 1997. Mr. Lau is a fellow member of the Chartered Association of Certified Accountants of the United Kingdom and a member of the Hong Kong Institute of Certified Public Accountants. He holds a Bachelor of Science Degree in Economics from University of London. We believe that Mr. Lau’s significant experience in investment banking and finance and familiarity with working in China provides him with a unique and valuable perspective from which he helps advise the Board of Directors.

Executive Officers and Significant Employees

Yang “Roy” Yu, Chief Financial Officer and Treasurer. Mr. Yu served as a member of the Board of Directors from June 24, 2008 until his resignation on December 8, 2008. He has served as our Chief Financial Officer since October 31, 2008. Between June 2006 and April 2008, Mr. Yu was the Executive Vice President at Fushi Copperweld, Inc. (NASDAQ: FSIN). From May 2005 until June 2006, Mr. Yu was the Chief Financial Officer of Songzai International Holding Group, Inc. (OTCBB: SGZH). From October 2004 until May 2005, Mr. Yu was the Vice President at Yinhai Technology and Development Co. Mr. Yu attended London Southbank University from 2001 to 2004, where he holds a degree in accounting and finance.

Yin Falong, Chief Engineer. Mr. Yin has served as the Production Manager of Lihua Copper since its inception in 2008. Mr. Yin has more than 15 years working experience in copper casting and rolling production line management and has focused on the fire refinery high conductivity copper industry since the market started in China in 2002. He had held executive management positions with a number of copper enterprises prior to joining our company from 2003 to 2007, including Executive Vice President of R&D and production of Hongli Copper Co., Ltd. from 2006 to 2007. During his career, Mr. Yin has focused on the development, design, and processes of pure copper and fire refinery high conductivity copper production. He has designed a proprietary technique for the modified processes of fire refinery high conductivity copper production used by Lihua Copper and has extensive experience in production management. Mr. Yin graduated from Shanghai Smelting Technology College.

Yu Niu, Chief Engineer. Mr. Yu has served as Production Manager of Lihua Electron since 2008. Mr. Yu has more than 15 years working experience in the enameling wire industry. He has held executive management positions with a number of copper enterprises prior to joining our company, including Production Manager of Precision Wire Co., Wuxi. from 2007 to 2008. During his career, Mr. Yu has focused on the development, design, and processes of enameling wire production. Mr. Yu graduated from Nantong Industrial University with a degree in engineering.

Zhu Junying, VP Sales and Marketing. Ms. Zhu has served as the VP of sales of Lihua Electron since its inception in 1999. Ms. Zhu has more than 10 years working experience in Copper Clad Aluminum magnet wire industry. She had held various executive management positions since Lihua Electron was established, including VP of operations, from 2001 to 2005. During her career, Ms. Zhu has focused on the business development, strategic market planning, key account management, contract negotiation and loss prevention. Ms. Zhu graduated from Changzhou Accounting College with a degree in marketing.

Family Relationships

Mr. Jianhua Zhu, our Chief Executive Officer, President and Chairman, and Ms. Yaying Wang, our Chief Operating Officer and a director, are married. There are no other family relationships among our executive officers, directors and significant employees.

Involvement in Certain Legal Proceedings

To the best of our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of our Company during the past ten years.

Transactions with Related Persons, Promoters and Certain Control Persons

As of December 31, 2009. Mr. Jianhua Zhu has guaranteed the Company’s short-term bank loans with Agriculture Bank of China for $2,196,772. Mr. Zhu is the Company’s CEO, President, and Director.

As of December 31, 2008, Tianyi Telecommunication Co., Ltd. (“Tianyi Telecom”) has guaranteed the Company’s short-term bank loans with several commercial banks in China in the aggregate amount of $6,145,202. Tianyi Telecom is owned by the brother of Ms. Yaying Wang, who is our Chief Operational Officer and a director, as well as the wife of our CEO.

For the years ended December 31, 2009 and 2008, our sales revenue included $471,554 and $367,585 respectively that were made to Tianyi Telecom owned by brothers of Ms. Yaying Wang, who is our Chief Operating Officer and a director, as well as the wife of our CEO.

It is Company’s policy to not enter any transaction (other than compensation arrangements in the ordinary course) with any director, executive officer, employee, or principal stockholder or party related to them, unless authorized by a majority of the directors having no interest in the transaction, upon a favorable recommendation by the Audit Committee (or a majority of its disinterested members).

Board Leadership Structure.

The Board of Directors believes that Mr. Zhu’s service as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Zhu possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees, customers and suppliers.

The board has not designated a lead director. Given the limited number of directors comprising the board, the independent directors call and plan their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. In the circumstances, the directors believe that formalizing in a lead director functions in which they all participate might detract from rather than enhance performance of their responsibilities as directors.

Risk Oversight

The Board of Directors is responsible for the oversight of risk management related to the company and its business and accomplishes this oversight through regular reporting by the Audit Committee. The Audit Committee assists the Board of Directors by periodically reviewing the accounting, reporting and financial practices of the company, including the integrity of our financial statements, the surveillance of administrative and financial controls and the Company’s compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance and internal audit functions, the Audit Committee reviews and discusses all significant areas of our business, including credit policies, inventory management practices, internal controls, accounting policies and procedures and summarizes for the Board of Directors areas of risk and the appropriate mitigating factors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES.

Board Practices

Our business and affairs are managed under the direction of our board of directors. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management.

Board Committees and Independence

The Board of Directors has an Audit Committee, Nominating and Corporate Governance Committee and a Compensation Committee, each of which was formed on April 14, 2009. Our board of directors has determined that Robert C. Bruce, Jonathan P. Serbin, and Kelvin Lau, the members of these committees, are “independent” under the current independence standards of Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, LLC and meet the criteria for independence set forth in Rule 10A(m)(3) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has also determined that these persons have no material relationships with us — either directly or as a partner, stockholder or officer of any entity — which could be inconsistent with a finding of their independence as members of our board of directors.

Audit Committee

Our audit committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee members consist of Robert C. Bruce, Jonathan P. Serbin and Kelvin Lau. Each of these members would be considered “independent” as defined by Rule 5605 of NASDAQ’s Marketplace Rules, as determined by our board of directors. During the fiscal year ended December 31, 2009, the Audit Committee met four times.

The audit committee oversees our financial reporting process on behalf of the board of directors. The committee’s responsibilities include the following functions:

•	approve and retain the independent auditors to conduct the annual audit of our books and records;
•	review the proposed scope and results of the audit;
•	review and pre-approve the independent auditors’ audit and non-audited services rendered;
•	approve the audit fees to be paid;
•	review accounting and financial controls with the independent auditors and our internal auditors and financial and accounting staff;
•	review and approve transactions between us and our directors, officers and affiliates;
•	recognize and prevent prohibited non-audit services; and
•	meeting separately and periodically with management and our internal auditor and independent auditors.

The Audit Committee operates under a written charter, which is available at our website at http://www.lihuaintl.com. Robert C. Bruce serves as the Chairman of our Audit Committee.

Our board of directors has determined that we have at least one audit committee financial expert, as defined by the rules and regulations of the SEC and NASDAQ, serving on our audit committee, and that Robert C. Bruce is the “audit committee financial expert”. We have also determined that Robert C. Bruce is “independent” under the current independence standards of Rule 5606(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, LLC and meets the independence criteria set forth in Rule 10A(m)(3) of the U.S. Securities Exchange Act of 1934, as amended.

Audit Committee Report

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009 with management, and has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the review and discussions referred above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent”.

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, be filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Jonathan P. Serbin
Robert. C. Bruce
Kelvin Lau

Nominating and Corporate Governance Committee

The Nominating and Governance Committee is responsible for identifying potential candidates to serve on our board and its committees. The Nominating and Governance Committee met two times and took action by written consent one time during 2009. The committee’s responsibilities include the following functions:

•	making recommendations to the board regarding the size and composition of the board;
•	identifying and recommending to the board nominees for election or re-election to the board, or for appointment to fill any vacancy;
•	establishing procedures for the nomination process;
•	advising the board periodically with respect to corporate governance matters and practices, including periodically reviewing corporate governance guidelines to be adapted by the board; and
•	establishing and administering a periodic assessment procedure relating to the performance of the board as a whole and its individual members.

Each of Messrs. Bruce, Serbin and Lau are the members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operate under a written charter, which is available on our website at http://www.lihuaintl.com. Mr. Lau is the Chairman of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Rule 5605 of the listing standards of NASDAQ and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Kelvin Lau, Chairman, Nominating and Corporate Governance Committee, Lihua International, Inc., Flat E 9/F Tower 1, The Waterfront, 1 Austin Road West, Tsim Sha Tsui, Kowloon, Hong Kong. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated differently from any other potential nominee. Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

The Board does not have a formal policy on Board candidate qualifications. The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. “Diversity,” as such, is not a criterion that the Committee considers. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation.

Compensation Committee

The Compensation Committee is responsible for making recommendations to the board concerning salaries and incentive compensation for our officers and employees and administers our stock option plans. During the fiscal year ended December 31, 2009, the Compensation Committee did not meet. Its responsibilities include the following functions:

•	reviewing and recommending policy relating to the compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other senior officers; evaluating the performance of these officers in light of those goals and objectives; and setting compensation of these officers based on such evaluations;
•	administering our benefit plans and the issuance of stock options and other awards under our stock plans; and reviewing and establishing appropriate insurance coverage for our directors and executive officers;
•	recommending the type and amount of compensation to be paid or awarded to members of our board of directors, including consulting, retainer, meeting, committee and committee chair fees and stock option grants or awards; and
•	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for our executive officers.

Each of Messrs. Bruce, Serbin and Lau are the members of the Compensation Committee. The Compensation Committee operates under a written charter, which is available on our website at http://www.lihuaintl.com. Mr. Serbin is Chairman of Compensation Committee. Our executive officers have no formal role in suggesting their salaries.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has at any time been an officer or employee of ours or our subsidiaries. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any interlocking relationship existed in the past.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during 2009, except that Robert Bruce did not timely file one Form 4 reflecting an acquisition of 10,000 shares of Common Stock and Jonathan Serbin did not timely file one Form 3 upon his appointment to the Board of Directors and one Form 4 reflecting a grant of a stock option to purchase 20,000 shares.

Code of Ethics

We adopted a Corporate Code of Ethics and Conduct on December 31, 2007. The Code of Ethics is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that the Company files or submits to the Securities and Exchange Commission and others. A copy of the Code of Ethics is included as Exhibit 14.1 to our Annual Report on Form 10-KSB, filed with the SEC on February 26, 2008. A copy of the Code of Ethics is available on our website at

www.lihuaintl.com. A printed copy of the Code of Ethics may also be obtained free of charge by writing to us at our headquarters located at Houxiang Five-Star Industry District, Danyang City, Jiangsu Province, PRC 212312.

Meetings of the Board and Committees

During the fiscal year ended December 31, 2009, the Board of Directors met two times and took action by written consent on four occasions. All of the directors participated in the board meetings. Each director is expected to participate, either in person or via teleconference, in meetings of our Board of Directors and meetings of committees of our Board of Directors in which each director is a member, and to spend the time necessary to properly discharge such director’s respective duties and responsibilities. We do not have a written policy with regard to directors’ attendance at annual meetings of stockholders; however, all directors are encouraged to attend the annual meeting.

Communications with the Board of Directors

Stockholders can mail communications to the Board of Directors, c/o Yaying Wang, Secretary, Lihua International, Inc., Houxiang Five-Star Industry District, Danyang City, Jiangsu Province, PRC 212312, who will forward the correspondence to each addressee.

Executive Compensation

We strive to provide our named executive officers with a competitive base salary that is in line with their roles and responsibilities.

We believe that other peer companies in China which are listed on U.S. stock markets would be the most appropriate to use for salary comparison purposes. However, none of our direct competitors are public companies in the U.S. We have looked at Fushi International (Dalian) Bimetallic Cable Co., Ltd., one of our suppliers, which is listed on the Nasdaq Stock Market. The salaries of Fushi’s CEO and CFO are $240,000 and $180,000 per year, respectively. Fushi has substantially higher revenues than we do and therefore, taking this into consideration, we believe that the compensation of our executive officers is appropriate.

It is not uncommon for companies with operations primarily in China operations to have base salaries and bonuses as the sole and only form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to similar positions within comparable peer companies and with consideration of the executive’s relative experience in his or her position. Based on an evaluation of available information with respect to the base salaries of executives of our competitors, the base salary and bonus paid to our named executive officers is in line with our competitors. Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

On April 14, 2009, the Company adopted the Lihua International, Inc. 2009 Omnibus Securities and Incentive Plan (the “Plan”). The Plan includes: Distribution Equivalent Rights, Options, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards or any combination of the foregoing. We will consider other elements of compensation, including without limitation, short and long term compensation, cash and non-cash, and other equity-based compensation. We believe our current compensation package is comparative to our peers in the industry and aimed to retain and attract talented individuals.

The following table sets forth the compensation paid or accrued by us for each of the Company’s last two completed fiscal years to our Chief Executive Officer and each of our two other officers whose compensation exceeded $100,000.

Summary Compensation Table

Name and Principal Position(1)	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mr. Jianhua Zhu(3) CEO and President	2009	180,000	-0-	-0-		-0-	-0-	-0-	-0-	180,000
	2008	30,000	-0-	-0-		-0-	-0-	-0-	-0-	30,000
Mr. Yang “Roy” Yu(2) Chief Financial Officer	2009	150,000	-0-	-0-		-0-	-0-	-0-	-0-	150,000
	2008	25,000	-0-	1,017,000	(3)	-0-	-0-	-0-	-0-	1,042,000
Ms. Yaying Wang Chief Operating Officer	2009	150,000	-0-	-0-		-0-	-0-	-0-	-0-	150,000
	2008	25,000	-0-	-0-		-0-	-0-	-0-	-0-	25,000
	2007	2,805	-0-	-0-		-0-	-0-	-0-	-0-	2,805

(1)	The salary presented was converted into US dollars from RMB at a conversion rate of 6.8310 for the year ended December 31, 2009. Our named executive officers reside in China and therefore may receive their annual compensation in RMB.
(2)	Messrs. Zhu and Yu and Ms. Wang were not appointed executive officers of the Company until October 31, 2008. Therefore, their salaries are pro-rated in U.S. dollars from October 31, 2008 through December 31, 2009.
(3)	Reflects the aggregate grant date fair value of stock awards determined in accordance with ASC Topic 718. For an explanation of the assumptions underlying the valuation, see Note 16 of our Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 31, 2010.

Employment Contracts, and Change In Control

The following employment agreements were entered into by the Company’s PRC subsidiaries and the following executive officers:

Jianhua Zhu

The Company’s PRC subsidiaries entered into an employment agreement with Jianhua Zhu on June 24, 2008 to serve as Chief Executive Officer and a member of the board of directors for a term of three (3) years. Pursuant to the agreement, Mr. Zhu will receive annual compensation equal to $180,000. In addition, Mr. Zhu is entitled to participate in any and all benefit plans, from time to time, in effect for employees, along with vacation, sick and holiday pay in accordance with policies established and in effect from time to time. In the event that either of the PRC Subsidiaries terminate the employment agreement without cause (as defined therein), Mr. Zhu will be entitled to a severance payment of one year’s salary from the date of termination plus all medical and dental benefits for that time period as well. In addition, if he is no longer employed by the Company, Mr. Zhu has agreed that neither he, nor any of his affiliates shall directly or indirectly employ, solicit, or induce any individual, consultant, customer or supplier who is, or was at any time during the one year period prior to his termination date, an employee or consultant of the Company, a customer of the Company or a supplier of the Company, cause such employee, consultant, customer or supplier to refrain from continuing their relationship with the Company. Mr. Zhu has also agreed to a non-compete clause whereby he shall not engage or assist others to engage in related businesses within Beijing and Danyang, PRC, the prescribed territory, however, he may own up to 5% of the outstanding shares of a company engaged in a similar business if such shares are listed on a national securities exchange. On September 26, 2008, Mr. Zhu entered in an amendment to the Employment Agreement with the PRC Subsidiaries whereby certain clerical errors were corrected.

Yang “Roy” Yu

The Company’s PRC Subsidiaries entered into an employment agreement with Yang Yu on June 24, 2008 to serve as Chief Financial Officer and a member of the board of directors for a term of three (3) years. Pursuant to the agreement, Mr. Yu will receive annual compensation equal to USD$150,000. In addition, Yang Yu is entitled to participate in any and all benefit plans, from time to time, in effect for employees, along with vacation, sick and holiday pay in accordance with policies established and in effect from time to time. In the event that either of the PRC Subsidiaries terminate the employment agreement without cause (as defined therein), Yang Yu will be entitled to a severance payment of one years salary from the date of termination plus all medical and dental benefits for that time period as well. In addition, if he is no longer employed by the Company, Mr. Yu has agreed that neither he, nor any of his affiliates shall directly or indirectly employ, solicit, or induce any individual, consultant, customer or supplier who is, or was at any time during the one year period prior to his termination date, an employee or consultant of the Company, a customer of the Company or a supplier of the Company, cause such employee, consultant, customer or supplier to refrain from continuing their relationship with the Company. Mr. Yu has also agreed to a non-compete clause whereby he shall not engage or assist others to engage in related businesses within Beijing and Danyang, PRC, the prescribed territory, however, he may own up to 5% of the outstanding shares of a company engaged in a similar business if such shares are listed on a national securities exchange. On September 26, 2008, Mr. Yu entered in an amendment to the Employment Agreement with the PRC Subsidiaries whereby certain clerical errors were corrected.

Yaying Wang

The Company’s PRC subsidiaries entered into an employment agreement with Yaying Wang on June 24, 2008 to serve as Chief Operating Officer and a member of the board of directors for a term of three (3) years. Pursuant to the agreement, Ms. Wang will receive annual compensation equal to USD$150,000. In addition, Ms. Wang is entitled to participate in any and all benefit plans, from time to time, in effect for employees, along with vacation, sick and holiday pay in accordance with policies established and in effect from time to time. In the event that either of the PRC Subsidiaries terminate the employment agreement without cause (as defined therein), Yaying Wang will be entitled to a severance payment of one years salary from the date of termination plus all medical and dental benefits for that time period as well. In addition, if she is no longer employed by the Company, Ms. Wang has agreed that neither she, nor any of her affiliates shall directly or indirectly employ, solicit, or induce any individual, consultant, customer or supplier who is, or was at any time during the one year period prior to her termination date, an employee or consultant of the Company, a customer of the Company or a supplier of the Company, cause such employee, consultant, customer or supplier to refrain from continuing their relationship with the Company. Ms. Wang has also agreed to a non-compete clause whereby she shall not engage or assist others to engage in related businesses within Beijing and Danyang, PRC, the prescribed territory, however, she may own up to 5% of the outstanding shares of a company engaged in a similar business if such shares are listed on a national securities exchange. On September 26, 2008, Ms. Wang entered in an amendment to the Employment Agreement with the PRC Subsidiaries whereby certain clerical errors were corrected.

Potential Payments upon Termination or Change in Control

Assuming the employment of our named executive officers were to be terminated without cause or for good reason, as of December 31, 2009, the following individuals would have been entitled to payments in the amounts set forth opposite to their name in the below table through April 19, 2010:

Cash Payments
Mr. Jianhua Zhu	$180,000
Mr. Yang “Roy” Yu	150,000
Ms. Yaying Wang	150,000

Equity Compensation Plan Information

The following table summarizes our plan-based awards as of December 31, 2009.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	N/A	$	N/A	N/A
Equity compensation plans not approved by security holders:
Options to purchase Common Stock	65,000		$4.06	2,420,771
Series B Warrants to purchase Common Stock	464,100		$3.50	- 0 -
Warrants to purchase Common Stock	138,000		$4.80	- 0 -
Total	672,000		$3.82	2,420,771

Equity Compensation Plans not approved by Security Holders

The Company’s Board of Directors adopted the Lihua International, Inc. 2009 Omnibus Securities and Incentive Plan (the “2009 Plan”) on April 14, 2009. The 2009 Plan is administered by the compensation committee of the board of directors, which consists of three members of the board of directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m).

The 2009 Plan provides for the grant of non-qualified stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards and unrestricted stock awards in an amount equal to 10% of the aggregate number of shares of common stock issued and outstanding to directors, officers, employees and independent contractors of the Company or its affiliates. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2009 Plan. The number of shares of Common Stock for which awards may be granted to a participant under the 2009 Plan in any calendar year cannot exceed 100,000 shares.

In connection with the grant of an award, the compensation committee may provide that, in the event of a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and immediately exercisable.

The compensation committee may adopt, amend and rescind rules relating to the administration of the 2009 Plan, and amend, suspend or terminate the 2009 Plan, but no amendment will be made that adversely affects in a material manner any rights of the holder of any award without the holder’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. We have attempted to structure the 2009 Plan so that remuneration attributable to stock options and other awards will not be subject to a deduction limitation contained in Section 162(m) of the Code.

Grants of Plan-Based Awards

As a smaller reporting company disclosure under this section is not required.

Option Exercises and Stock Vested

None.

Outstanding Equity Awards at Fiscal Year End

The following table outstanding equity awards issued to our named executive officers as of December 31, 2009.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Name	Exercisable	Unexercisable
Jianhua Zhu	0	0	0	—	—	0	0
Roy Yu	0	0	0	—	—	0	0
Yaying Wang	0	0	0	—	—	0	0

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans.

Director Compensation

The following table summarizes compensation that our non-employee directors earned during 2009 for services as members of our board of directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert C. Bruce(2)	27,856	—	76,260	—	—	—	104,116
Jonathan P. Serbin(2)	22,186	—	76,260	—	—	—	98,446
Kelvin Lau(3)	9,000	—	164,800	—	—	—	173,800
Liu Su(2)(4)	10,600	—	19,065	—	—	—	29,665

(1)	Reflects the aggregate grant date fair value to option awards granted to the directors, determined in accordance with ASC Topic 718.
(2)	Pursuant to independent director agreements dated April 14, 2009 between the Company and each of Robert Bruce, Jonathan Serbin and Liu Su, independent directors, each of Messrs. Bruce, Serbin and Su received an option grant to purchase 20,000 shares of common stock of the Company, plus quarterly payments in cash for their service as follows: a) a base annual retainer of $20,000, payable quarterly in arrears, which was increased to $25,000 in September 2009 in conjunction with the Company’s listing on NASDAQ; b) additional retainer payments, also payable quarterly in arrears, for serving on the audit committee ($5,000 per year) and for Mr. Bruce, as Chair of the audit committee ($7,500 per year); meeting fees for attendance at board meetings according to the following schedule: i) for directors resident in greater China, a fee of $1,000 per telephonic board meeting attended, a fee of $1,500 per meeting attended in person in China, and a fee of $5,000 per meeting attended outside of China; and ii) for directors resident outside of China, a fee of $1,000 per telephonic board meeting attended, a fee of $5,000 per meeting attended outside their home country/continent, and a fee of $1,500 per meeting attended within their home country/continent; and expense reimbursement for attendance at board meetings, the annual general meeting of the Company and executive sessions of the independent directors. The stock options granted to Messrs. Bruce, Serbin and Su have an exercise price of $2.20 per share and a fair value, which was determined after the award of the options, of $3.813 per share. The stock options vest quarterly in arrears over the one year term of their director agreements.
(3)	On October 20, 2009, we entered into an independent director agreement with Kelvin Lau on substantially the same terms as those entered into with Messrs. Bruce, Serbin and Su (with respect to base retainer, audit committee member retainer, and meeting fees). Mr. Lau received an option grant to purchase 20,000 shares of common stock of the Company at an exercise price of $8.24 per share. The option grant also vests quarterly in arrears over the one year term of Mr. Lau’s director agreement.
(4)	Mr. Su resigned as an independent director on October 11, 2009. At that time, 5,000 of his 20,000 options had vested, and the remaining 15,000 were subject to forfeiture.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE
BOARD OF DIRECTORS’ NOMINEES.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote by telephone or Internet.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected AGCA, Inc. to serve as the Company’s independent accountants for the year ending December 31, 2010. AGCA, Inc. was engaged on December 16, 2008, and continues to serve as the Company’s principal accountant. A representative of AGCA, Inc. is expected to be present by teleconference at the 2010 Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from stockholders.

Audit Fees

AGCA, Inc.
	2009	2008
Audit Fees	$78,000	$183,400
Audit Related Fees	$90,000	$—
Tax Fees	$5,000	$—
All Other Fees	$—	$—

Audit fees were for professional services rendered by AGCA, Inc. for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Forms 10-Q, and services that are normally provided by AGCA in connection with statutory and regulatory filings or engagements for that fiscal year. AGCA billed for services provided in the preparation of consolidated tax returns.

Audit related fees consist of services by AGCA, Inc. that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. This category includes accounting consultations on transaction and proposed transaction related matters. We incurred these fees in connection with registration statements, financing, and acquisition transaction.

Tax fees are the aggregate fees in each of the last two years for the professional services rendered by AGCA, Inc. for tax compliance, tax advice and tax planning were approximately:

AGCA did not bill any other fees for services rendered to us during the fiscal years ended December 31, 2009 and 2008 for assurance and related services in connection with the audit or review of our financial statements.

Pre-Approval of Services

The Audit Committee appoints the independent accountant each year and pre-approves the audit services. The Audit Committee chair is authorized to pre-approve specified non-audit services for fees not exceeding specified amounts, if he promptly advises the other Audit Committee members of such approval. All of the services described under the caption “Audit Fees” were pre-approved.

Audit of Financial Statements.

During fiscal 2009, AGCA, Inc. was our principal auditor and no work was performed by persons outside of this firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF AGCA, INC. TO SERVE AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2010.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of Lihua may solicit proxies without additional compensation, by telephone or other electronic means. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Lihua’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one Proxy Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company at following address: Houxiang Five-Star Industry District; Danyang City, Jiangsu Province, People’s Republic of China.

Lihua will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2009 (as filed with the SEC), including the financial statements contained therein. All such requests should be directed to Yaying Wang, Chief Operating Officer and Secretary, Houxiang Five-Star Industry District; Danyang City, Jiangsu Province, People’s Republic of China; telephone: +(86) 511 86317399.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending December 31, 2010 is expected to be held in June 2011. Any stockholder proposal intended to be included in the Company’s Proxy Statement and form of proxy for presentation at the 2011 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company not later than December 31, 2010. As to any proposal submitted for presentation at the 2011 Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2011 Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before April 16, 2011.

By Order of the Board of Directors,
/s/ Jianhua Zhu Name: Jianhua Zhu Title: Chairman and Chief Executive Officer

Dated: May 4, 2010

PROXY

LIHUA INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Jianhua Zhu as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at Houxiang Five-Star Industry District, Danyang City, Jiangsu Province, People’s Republic of China, at 10:00 a.m., local time. , and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

The Board of Directors recommends that you vote “FOR” each proposal.

1.	Election of Directors

FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLDING AUTHORITY to vote for all nominees listed below	☐

Jianhua Zhu, Yaying Wang, Robert C. Bruce, Jonathan P. Serbin, and Kelvin Lau

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below.)

2.	Ratification of the appointment of AGCA, Inc. as independent auditors of the Company for the fiscal year ending December 31, 2010.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The shares of Common Stock represented by this proxy, when properly executed, will be voted as directed; however, abstentions will have no effect on the election of directors (Item 1). Abstentions will be treated as being present and entitled to vote on the other Items presented at the annual meeting and, therefore, will have the effect of votes against such proposals. If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on non-routine matters (a broker “non-vote”) such as Item 1. Shares subject to a broker “non-vote” will not be considered entitled to vote with respect to Item 1, and will not affect the outcome on that Item. Please note that this year the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

DATED: , 2010
Signature
Signature if held jointly

(Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)